FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report(Date of earliest event reported) June 6, 2001
                                                        (May 31, 2001)

                       THE NATIONAL SECURITY GROUP, INC.
             (Exact name of registrant as specified in its charter)

Delaware                      0-18649                          63-1020300
(State or other             (Commission File No.)         (I.R.S. Employer
jurisdiction of                                            Identification No.)
incorporation)

                   661 East Davis Street, Elba, Alabama 36323
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (334) 897-2273

                                 Not Applicable

          (Former name or former address if changed since last report)

                   Total number of pages in this report is 2.

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Item 5.  Other Events

In order to demonstrate compliance with NASDAQ public float requirements, The National Security Group, Inc. makes the following disclosure:

The Company's Board of Directors has approved, to all shareholders of record on May 7, 2001, a 20% stock dividend, payable on May 31, 2001. The stock dividend has increased total common shares outstanding to 2,466,600 and increased the public float to 772,739 shares of common stock.


               STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information as of May 31, 2001 as to the number of shares of Company Common Stock beneficially owned by (a) each of the Company directors, (b) directors and executive officers of the Company as a group and
(c)other closely held stock.

                                                     SHARES OF
                                                   COMMON STOCK
                                                   BENEFICIALLY      PERCENT OF
    NAMES                                            OWNED (1)      COMMON STOCK

Lewis Avinger ................................           1,200              .05%

Winfield Baird ...............................         117,909             4.78%

Carolyn E. Brunson (2)........................         389,175            15.78%

J. E. Brunson (1).............................          11,222              .45%

J. R. Brunson ................................         136,266             5.52%

W. L. Brunson, Jr (3).........................          84,313             3.42%

Fred Clark, Jr (4)............................         106,903             4.33%

D. M. English ................................         110,176             4.47%

M. L. Murdock ................................           1,442              .06%

James B. Saxon ...............................          23,112              .94%

Walter P. Wilkerson ..........................           6,834              .28%

Directors and Officers
(as a group, 13 persons
including persons named
above) .......................................         998,154            40.46%

Other closely held stock (as a group,
numbering 30 including immediate family
members of some directors, emeritus
directors, affiliated entities, and
employee retirement plan) ....................         695,707            28.20%

1. For purposes of this table, an individual is considered to beneficially own any shares of the Company if he or she directly or indirectly has or shares (i) voting power, which includes power to vote or direct voting of the shares; or
(ii) investment power, which includes the power to dispose or direct the disposition of the shares. All amounts include stock held in a spouse's name.

2. Includes stock held in Brunson Properties, a Partnership (W. L. Brunson Estate), Carolyn E. Brunson, and William L. Brunson, Jr. Managing Partners.

3. Includes 76,794 shares held by Estate of Jerry B. Brunson, W.L. Brunson, Jr. and Sara Brunson, co-executors.

4. Includes 105,703 shares held in Trust for Fred Clark, Sr. Estate.